UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003
                                                          --------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

Constellation Brands, Inc. released the following information on March 25, 2003:


                     CONSTELLATION ANNOUNCES EXCHANGE RATIO
                   IN RELATION TO THE ACQUISITION OF BRL HARDY

FAIRPORT, NEW YORK, MARCH 25, 2003 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced today that the Constellation share price and the exchange rate to be used to calculate the Scrip Exchange Ratio in relation to the acquisition of BRL Hardy (ASX:BRL) are $23.23 and 0.5942, respectively.

Assuming that there is no scale back of elections for Constellation stock, those BRL Hardy shareholders who elect to receive Constellation stock as the form of consideration for their BRL Hardy shares will be entitled to 0.2685794 shares of Class A stock of Constellation for each BRL Hardy share (subject to rounding down). BRL Hardy shareholders who receive their entitlement in the form of Constellation CDIs will receive ten CDIs for every Constellation share to which they are entitled.

The Constellation share price used to calculate the Scrip Exchange Ratio is the volume weighted average share price for the ten full trading days of Constellation Class A stock on the New York Stock Exchange up to and including March 25, 2003. The exchange rate was calculated based on the simple average of the US$/A$ exchange rate at 5:30 p.m. (New York time) for each of the ten trading days ended March 25, 2003.

Attached is an example of the full calculation of the entitlement of BRL Hardy shareholders electing to receive Constellation stock.

BRL Hardy shareholders have until 5:00 p.m. (Adelaide time) on April 4, 2003 to make an election as to the form of consideration for their shares. BRL Hardy shareholders may elect all cash, Constellation stock, or a combination thereof.

Details of any scale back applicable to BRL Hardy shareholders who have elected for Constellation stock will be announced in Australia on April 7, 2003. BRL Hardy shareholders with questions about CDIs can contact Computershare Investor Services, Constellation's Australian shareholder registry, by calling 1-800-030-606 toll free. Confirmation of the entitlements of BRL Hardy shareholders who have elected for Constellation scrip will be available from this number from April 7, 2003.

If the acquisition is approved by the Supreme Court of South Australia, BRL Hardy Limited shares will cease trading on the Australian Stock Exchange at 3:30 p.m. on March 27, 2003 (Adelaide time). BRL Hardy shareholders who are to receive Constellation CDIs may commence trading in Constellation CDIs on a deferred settlement basis on the Australian Stock Exchange at 9:30 a.m. (Adelaide Time) on April 7, 2003.

Holding statements for Constellation CDIs and checks for cash consideration will be mailed to BRL Hardy shareholders no later than April 16, 2003.

The acquisition by Constellation is subject to final approval by the Supreme Court of South Australia and customary closing conditions. The final court approval is expected to occur March 27, 2003 and the transaction is expected to close early April.

ABOUT CONSTELLATION
Constellation Brands, Inc. is a leading producer and marketer of beverage alcohol brands, with a broad portfolio of wine, spirits and imported beer. The
Company is the largest single-source supplier of these products in the United States, and both a major producer and independent drinks wholesaler in the United Kingdom. Well-known brands in Constellation's portfolio include: Corona Extra, Pacifico, St. Pauli Girl, Black Velvet, Fleischmann's, Estancia, Simi, Ravenswood, Blackstone, Banrock Station, Alice White, Talus, Vendange, Almaden, Arbor Mist, Stowells of Chelsea and Blackthorn.

ABOUT BRL HARDY
BRL Hardy Limited is a leading Australian producer and exporter of wine, with products sourced from Australia, New Zealand and France. The company's wines are distributed worldwide through a network of sales and marketing operations, with the majority of sales generated in Australia, the United Kingdom and the United States. Major export brands include: Hardys Stamp of Australia, Hardys Nottage Hill, Hardys VR and Banrock Station. Other domestic and international brands include: Houghton, Nobilo, Leasingham, Moondah Brook, Yarra Burn, Stonehaven, Stanley and Renmano.

FORWARD-LOOKING STATEMENTS
The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. There can be no assurance that any forward-looking statement in this press release will be realized.

               ENTITLEMENT CALCULATION FOR BRL HARDY SHAREHOLDERS
              ELECTING CONSTELLATION STOCK (ASSUMING NO SCALE BACK)

Offer Price for each BRL Hardy share:                                    A$10.50

Constellation Volume Weighted Average Price:                            US$23.23

US$/A$exchange rate:                                                      0.5942

Fraction of a  Constellation share offered
for each  BRL Hardy  share, calculated  in
accordance with clause 5.2  of the  scheme
of arrangement (the Scrip Exchange Ratio):   (0.5942 x 10.50)/23.23 = 0.2685794*

     *entitlements to less than whole numbers of Constellation shares will be rounded down to the nearest whole number

BRL  Hardy  shareholders  who  receive  their  entitlement   in   the  form   of
Constellation CDIs will receive ten CDIs for every Constellation share to which they are entitled.

By way of example, the following table shows how the entitlements will be calculated for a BRL Hardy Shareholder who elects to receive Constellation scrip in respect of 1,000 BRL Hardy shares (assuming no scale back applies):

Number of BRL Hardy shares in respect of which scrip election made         1,000

Scrip Exchange Ratio                                                   0.2685794

Number of Constellation shares to which shareholder entitled           268.57940

Round down fractional entitlements to nearest whole number                 268.0

Cash payment in  respect  of  fractional
entitlement to 0.1 Constellation  share,
calculated in accordance with clause 5.7
of the scheme of arrangement                  (0.57940 x 23.23)/0.5942 = A$22.65

Shareholder will receive 268 Constellation shares, or if the shareholder's address on the BRL Hardy share register is in Australia, Hong Kong, New Zealand, Singapore or the United Kingdom, 2,680 Constellation CDIs (each 10 CDIs representing one Constellation share) plus A$22.65 cash.

Shareholder will also receive A$10.50 cash per share in respect of all other BRL Hardy shares for which the shareholder did not elect Constellation scrip.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  March 26, 2003                     By: /s/ Thomas S. Summer
                                               ---------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None